UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

December 20, 2005

(Date of earliest event reported)

Gasel Transportation Lines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30185	31-1239328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 1199, Marietta, OH		45750
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (614) 306-2938

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.03

BANKRUPTCY OR RECEIVERSHIP

Gasel Transportations Lines, Inc. (the “Company”), which had been operating as a Post Confirmation Debtor under Chapter 11 Reorganization, in a case filed in the United States Bankruptcy Court for the Southern District of Ohio, Eastern Division, received on December 20, 2005 a signed Order of Dismissal and Ordering Closing (the “Order”).  The Order provides for dismissal of the Company’s bankruptcy case.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 2

Order of Dismissal and Ordering Closing, filed December 20, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasel Transportation Lines, Inc. (Registrant)
January 4, 2006 (Date)	/s/ S. GENE THOMPSON S. Gene Thompson Chief Executive Officer